SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : FEBRUARY 12, 2003

                          COMMISSION FILE NO. 0-49756


                          THE WORLD GOLF LEAGUE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                                   98-0201235
-----------------------------------           ---------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



          258 EAST ALTAMONTE DRIVE, ALTAMONTE SPRINGS, FLORIDA 32701
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (407) 331-6272
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

                            NOVUS LABORATORIES, INC.
                              1255 W. Pender Street
                         Vancouver, B.C., Canada  V6E 2V
                         -------------------------------
                             FORMER NAME AND ADDRESS

ITEM  5.   OTHER  EVENTS.

     As a result of the pending acquisition of The World Golf, Inc. which is in the process of obtaining shareholder approval, and the change in focus of the Registrant's business, the Registrant changed its name from Novus Laboratories, Inc. to The World Golf League, Inc. and changed its stock symbol to WGLF. In addition, the Registrant amended its certificate of incorporation to reflect a 2.7:1 forward stock split, and the authorization of 10,000,000 shares of preferred stock.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     3.1  Certificate  of  Amendment


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The  World  Golf League, Inc.


February  12,  2003
/s/  Michael  S.  Pagnano
--------------------------
Michael  S.  Pagnano
Chief  Executive  Officer